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                                                                   EXHIBIT 10.15


                                 [COMMONWEALTH
                               ENERGY CORPORATION
                                      LOGO]


                       OPTION TO PURCHASE COMMON STOCK OF
                        COMMONWEALTH ENERGY CORPORATION

      This is to certify that, for good and valuable consideration Ian B.Carter, Trustee Sole Proprietor Profit Sharing Plan (the "Holder"), is entitled to purchase, subject to the provisions of this Option, from Commonwealth Energy Corporation, a California corporation (the "Company"), during the time of the option period on or before December 31, 2004 (the "Exercise Period") 100,000 shares of the Company's Common Stock (the "Common Stock"), at a cash price of $.50 per share. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter referred to as the "Exercise Price."

      1. Exercise of Option. Subject to the provisions of Section 6 hereof, this Option may be exercised in whole or in part at any time or from time to time, in minimum increments of one thousand shares, during the Exercise Period by presentation and surrender of this Option to the Company at its principal office, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Option should be exercised in part only, the Company shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Option and payment of the Exercise Price at its office, in proper form for exercise, the Holder exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Following proper exercise of this Option, a certificate for the shares purchased, registered in the name of the person entitled to receive such shares, shall be promptly delivered to such person. The Option Fee paid by the Holder to the Company shall be credited toward the Exercise Price of the Option.

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      2. Reservation of Shares. The Company hereby agrees that all times there shall be reserved for issuance and/or delivery upon exercise of this option such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Option. All shares issued upon proper exercise of this Option shall be validly issued, fully paid and nonassessable.

      3. Fractional Shares. No fractional shares shall be issued upon the exercise of this Option.

      4. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.

      5. Notices of Option Holder. So long as this Option shall be outstanding, if the Company shall pay any dividend or make any distribution upon the Common Stock, or if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidated or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case the Company shall cause to be mailed by certified mail to the Holder at least fifteen (15) days prior to the date specified in (a) or (b) below, as the case may be a notice containing a brief description of the proposed action and stating the date on which

         (a) a record date is to be taken for the purpose of such dividend distribution or rights, or

         (b) such reclassification, reorganization, consolidation, merger, convenience, lease, dissolution, liquidation or winding up is to take place and the date, if any, to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      6. Restrictions on Transfers and Compliance with Securities Laws.

         (a) Transfer Restrictions. The Holder shall not be entitled to transfer this Option without the prior written consent of the Company, except to the Holder's lineal descendants or to a corporation wholly-owned by the Holder. Further, this option and the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law. The Holder, by acceptance of this Option, agrees that, absent an effective registration statement under that Act covering the


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transfer of this Option or the Option Shares, it will not sell, pledge or otherwise transfer any or all of this Option to the Option Shares without first providing the Company with an opinion of counsel or other evidence reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act.

         (b) Exercise Requirements. The Company shall not be required to register the Option Shares under the Securities Act and, in connection with the Holder's exercise of this Option, the Company shall be entitled to utilize applicable private placement exemptions from the registration requirements under state and federal securities laws. At the time of such exercise, the Company may require reasonable representations from the Holder appropriate to satisfy the requirements of such private placement exemptions.

         (c) Representation by Holder. The Holder represents that this Option has been acquired for his own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares.

      7. Notices. Any notice or other communication which is given to a party under this Option shall be in writing and shall be deemed given, the case of an individual party, when personally delivered to that party, or when delivered, addressed to that party, at the following address:

           If to the Company:              COMMONWEALTH ENERGY CORPORATION
                                           Attention: David Mensch, President
                                           15991 Redhill Ave., Suite 201
                                           Tustin, CA 92780

           With a copy to:



           If to the Holder:               Ian Carter
                                           19392 Lemon Hill
                                           Santa Ana, CA 92705

      Either party may, by giving notice to the other party as provided in this paragraph, change the address to which or the person to whose attention notices to that party shall be given.

      8. Amendment or Modification of Option. This Option may be modified, altered or amended only by a writing signed by both the registered Holder and the Company.

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      9. California Law. This Option shall be governed by and construed in accordance with the laws of the state of California.

      10. Successors and Assigns. Subject to the restrictions on transfer set forth in Section 6, this agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

      11. Attorneys' Fees. In any action or proceeding to enforce or relating to rights or obligations under this Option, the prevailing party shall be entitled to recover its reasonable attorneys' fees in addition to its costs and other available remedies.


Date Issued: July 8, 1999                       THE COMPANY:


                                                /s/ David Mensch
                                                -------------------------------
                                                COMMONWEALTH ENERGY CORPORATION
                                                  a California Corporation
                                                  By: David Mensch, President


THE HOLDER:

/s/ Ian B. Carter
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                                  PURCHASE FORM

                  (to be executed only upon exercise of Option)

      The undersigned owner of this Option irrevocably exercises this Option and purchases of the number of shares of Common Stock of Commonwealth Energy Corporation purchasable under this Option, and herewith makes payment therefore all at the price and on the terms and conditions specified in this Option. The undersigned requests that a certificate for such shares be registered in the name of ___________________________ whose address is ___________________________
______________________________________ and that such certificate be delivered to
_____________________ whose address is _________________________________________
_____________________.

DATED:  _____________________


                                            ____________________________________
                                            (Signature of Owner)


                                            ____________________________________
                                            (Printed Name of Owner)


                                            ____________________________________
                                            (Street Address)


                                            ____________________________________
                                            (City)           (State)     (Zip)